SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


        Pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): April 14, 1997.


                            NEW FRONTIER MEDIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                    33-27494-FW                     84-1084061
 -------------               ---------------                -----------------
(State of                   (Commission File               (IRS Employer I.D.
 Incorporation)              Number)                        Number)


                          1050 Walnut Street, Suite 301
                             Boulder, Colorado 80302
                                 (303) 444-0632
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)






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

Item 5.  Other Events.

     On April 14, 1997, New Frontier Media, Inc. (the "Company") executed a letter of intent to acquire certain assets and services of Fifth Dimension (Barbados) Inc., 1043133 Ontario Inc., Merlin Sierra, Inc. and Fifth Dimension Communications (1996) Corporation (collectively referred to as "the Sellers"). The assets to be acquired include equipment, leases, rights, programming, trademarks and proprietary rights, subscriber and vendor lists, and 1-800 telephone numbers. The purchase price for the assets and services is $ 7.9 million, consisting of $3.5 in cash, a 3-year note for $ 1.0 million, and up to 840,000 shares of the Company's common stock. The Company has also agreed to issue warrants to purchase 400,000 shares of the common stock of the Company, at the market price, to the Sellers. Please see the letter of intent, filed herewith as Exhibit 27.1.

     On July 14, 1997, the Company executed a letter of intent with Centex Securities Incorporated, La Jolla, California ("Centex"), whereby Centex has agreed to undertake a public offering of $7.5 million of the Company's common stock on a firm commitment basis. The primary purpose of this underwriting is to fund the asset and services acquisition set forth above. Please see the Centex letter of intent, filed herewith as Exhibit 27.2.

Item 8.           Exhibits.
------            ---------
27.1              Letter of intent among the Company and the Sellers.
27.2              Letter of intent between the Company and Centex
                  Securities Inccorpoated.







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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW FRONTIER MEDIA, INC.
                                          (Registrant)


July 18, 1997                             By: /S/ MARK H. KRELOFF
                                              ----------------------------------
                                               Mark H. Kreloff, Chief Executive
                                               Officer


July 18, 1997                             By: /S/ SCOTT WUSSOW
                                              ----------------------------------
                                              Scott Wussow, Chief Financial
                                              Officer






















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

                                  EXHIBIT INDEX


Exhibit No.       Exhibit                                                   Page
-----------       -------                                                   ----

  27.1            Letter of Intent among the Company                          5
                  and the Sellers.


  27.2            Letter of Intent between the Company                       14
                  and Centex Securities Incorporated.